COMMERCIAL LEASE

         Indenture of Lease made as of the 15th day of September 2000, by and between LOUIS J. GALANIS, Trustee of Five Jays Realty Trust, under Declaration of Trust dated January 9, 1985, of Rowley, Massachusetts, (hereinafter referred to as "Landlord"), and IPSWICH SAVINGS BANK, a Massachusetts corporation, having a place of business in Ipswich, Massachusetts (hereinafter referred to as "Tenant").

                                   WITNESSETH

1.       EXHIBITS

1.1 The following exhibits are attached to this Lease and made a part hereof:

         Exhibit A--Description of Premises.

         Exhibit A-1--Floor Plan of Premises.

         Exhibit B--Rent Payments.

         Exhibit C--Terms of Extension Options.

2.       PREMISES AND USE

2.1 Landlord hereby demises and leases unto Tenant and Tenant hereby hires from Landlord, subject to the conditions hereinbelow set forth, the premises described in Exhibit A (hereinafter called "the Premises"), being Unit #2 of the Rowley Mall (hereinafter referred to as "Shopping Center") with a street address of 174 Newburyport Turnpike, Rowley, MA 01969. The Premises include areas on the first floor and basement of the building and the drive-up teller area as shown in Exhibit A-1.

3.       TERM

3.1. To have and to hold the Premises for an original term of five (5) years commencing on August 1, 2000, unless sooner terminated or extended as hereinafter provided for use as a bank and related operations and functions.

4        RENT

4.1. Tenant agrees to pay Landlord as rent for the Premises the amounts set forth in Exhibit B. Until further notice from Landlord all rent and other payments due hereunder to Landlord shall be by check payable to "Five Jays Realty Trust" and mailed to said payee at P.O. Box 756, Rowley, MA 01969.

5.       EXTENSION OPTION

5.1. Tenant shall have two (2) successive options to extend the term of this Lease for two separate extension periods of five (5) lease years each (each such period being hereinafter called an "Extension Period") commencing upon the day after the expiration date of the then original term or Extension Period, as the case may be, provided that Tenant shall not be in terminable default under any of the terms of this Lease beyond applicable grace periods, at the time of the exercise of any option, and that Tenant continues to occupy the Premises. If Tenant elects to exercise any one or more of said options, it shall do so by giving notice of such election to Landlord at any time during the term of this Lease (including any Extension Periods) on or before the date which is six (6) months prior to the commencement of the Extension Period for which such election is exercised. Such Extension Periods shall be upon the terms and conditions set forth in Exhibit C of this Lease.

6.       ADDITIONAL RENT--TAXES/INTEREST

6.1. Tenant further agrees that during the original term of this Lease and any Extension Period and for such further time as Tenant shall hold the Premises, or any part thereof. Tenant shall pay to Landlord as additional rent all taxes and assessments whatsoever (except betterment assessments, so-called,) which may be payable for or in respect of the Premises (being one-sixth of the Shopping Center), or any part thereof, during the term of this Lease, and for such further time as Tenant shall hold the Premises or any part thereof. Landlord hereby agreeing to furnish Tenant with copies of all bills for such taxes and assessments.

6.2. All payments for real estate taxes shall be made quarterly to Landlord after tax installment bills have been issued, but in any event in a manner sufficient to provide for an amount adequate.jto pay said taxes as and when they are due and payable. If Tenant shall fail to make such payment, then in addition to all other rights and remedies to which Landlord may be entitled, Tenant shall be liable for any interest or penalty charges which may result from late payment of said taxes by Tenant. Landlord shall provide evidence of payment of said taxes to Tenant within fourteen (14) days of payment. In addition to the foregoing. Tenant shall be solely responsible for all personal property taxes of every nature imposed upon all fixtures, equipment and other personal property of every nature on the Premises belonging to Tenant.

6.3. In the event the Landlord shall receive any abatement or refund of said taxes for any tax year for which Tenant shall have paid to Landlord any amount for said taxes. Tenant shall be entitled to receive from Landlord the amount thereof, less, however, the reasonable expenses (including reasonable attorney's fees) of Landlord incurred in obtaining such abatement.

6.4. Landlord, upon written request of Tenant duly made, shall make and prosecute applications for abatement of taxes. If, however. Landlord fails to commence or thereafter diligently continue the prosecution of applications for abatement of taxes within fifteen (15) days of Tenant's written request so to prosecute, then Tenant shall have the right to prosecute said applications for abatement of taxes in the name of Landlord or Tenant, provided, however, that the expenses of prosecuting such applications shall be borne by Tenant. At Tenant's request, Landlord shall furnish Tenant with all data and information in Landlord's possession concerning the Premises, and shall execute and deliver all documents necessary for Tenant's application.

7.       LANDLORD'S WARRANTY/QUIET POSSESSION

7.1. Landlord represents and warrants to Tenant that Landlord has the lawful right and authority.. to enter into this Lease for the entire term hereof (including each Extension Period).

7.2. Landlord covenants and agrees that Tenant, upon performance of its obligations under this Lease, shall peaceable and quietly have, hold and enjoy the Premises throughout the original term of this Lease and all Extension Periods.

8.       TENANT'S FIXTURES/ALTERATIONS

8.1. Tenant may install in the Premises such fixtures (trade or otherwise) and equipment, and make such non-structural interior alterations as Tenant deems desirable and all of said items shall remain Tenant's property and Tenant may remove, and/or replace, said fixtures and equipment, in the Premises, at any time and from time to time during the term or any Extension Period hereof. Landlord shall not mortgage, pledge or encumber said fixtures or equipment. Tenant shall make all repairs or replacements at Tenant's expense in connection with the removal of any fixtures or equipment, installed as provided in this paragraph.

8.2. All signs, counters, shelving, trade and 1ight fixtures, contents, and other store equipment, which may at any time be installed or placed in or upon the Premises, by or at the expense of Tenant, are and shall remain the property of Tenant, and Tenant shall remove the same and repair all damage to the Premises caused by such installation and removal prior to or at the expiration date of the term or the Extension period of this Lease.

9.       ASSIGNING AND SUBLETTING

9.1. Except as provided herein. Tenant shall not assign this Lease of any interest therein without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, but Tenant shall remain liable to..- Landlord during the original term and any Extension Period for the payment of rent and performance of all obligations of Tenant hereunder.

9.2. Notwithstanding the above. Tenant shall have the right, without the consent of Landlord, to assign this Lease or sublet the Premises or any part thereof to any entity incidental to the merger or consolidation or sale of substantially all the assets of Tenant in which the surviving or acquiring corporation after acquisition shall have a net worth computed in accordance with generally accepted accounting principles not less than that of Tenant immediately prior to such merger or consolidation or acquisition.

10.      HOLDING OVER

10.1. If Tenant holds over or remains in possession of Premises after expiration of the original term or any Extension Period of this Lease, without any new lease of said premises being entered into between the parties hereof, or any option herein contained being exercised by written notice, such holding over or continued possession shall create a tenancy at will only at the last monthly rental and upon the terms (other than length of tdirm, or option for extension) herein specified, which may at any time be terminated by either party by one (1) month's written notice to the other party.

11.      UTILITIES

11.1. Tenant shall pay when due, so long as they are separately metered at the Premises, all charges for gas, electricity and other utilities it uses at the Premises. Landlord shall furnish and pay water and sewer charges, and include same in CAM charges, as the same are defined in
         Article 12. Notwithstanding the foregoing to the contrary however, should an audit of the water and sewer portion of the CAM charges reveal that the proportionate share paid by Tenant for water and sewer service has exceeded Tenant's reasonat,)3Ly estimated usage of water and sewer service by more than twenty (20%) percent, then in that event. Landlord, at its sole cost and expense, shall install a water sub-meter dedicated to the Leased Premises and, thereafter. Tenant shall pay to Landlord water and sewer service charges as measured by said meter and there shall be deducted from Tenant's proportionate share of CAM charges, any charges for water and sewer.

12.      MAINTENANCE; PAYMENT

12.1. Landlord covenants and agrees to maintain in good condition and repair the structural elements of the Premises, including the roof, and foundations of the Premises, and any and all utility lines, systems and components located within or passing through but not exclusively serving the Premises including but not limited to electrical, plumbing and sewer lines, components and connections, as well as any and all utility systems, lines and components 'located outside of any serving the Premises. Acknowledging that Tenant's ability to generate business revenue from which to satisfy Tenant's rental obligation to Landlord hereunder is dependent in part, upon Landlord fulfilling its maintenance and repair obligations as soon as reasonably possible. Landlord hereby agreed that in order to prevent a material disruption of, or interference with, the conduct of Tenant's business in the Premises, Landlord shall complete all maintenance and/or repairs required of Landlord hereunder promptly following notification  from  Tenant to  Landlord  of the need for  same.  Should
         Tenant notify the Landlord in person, by telephone or by facsimile transmission of any needed repairs (which are normally the responsibility of Landlord hereunder), which are required due to a condition of damage or disrepair which materially interferes with access to or use of the Premises by Tenant, its employees, contractors, agents, visitors or invitees, or which otherwise poses a threat of injury or damage to persons of property, and should Landlord fail to initiate any such needed repairs as soon as reasonably possible, following notice from Tenant for the need for same then, in that event. Tenant shall have a right of self help and may undertake such repairs. Tenant shall have the right of setoff or to deduct any costs or expenses incurred to complete said repairs if Landlord fails to reimburse Tenant for same within fourteen (14) days of receipt of Tenant's itemized expenses. Notwithstanding the foregoing. Tenant shall pay for repair of any damage to the structural elements caused by Tenant.

12.2. Tenant shall, at all times, maintain the demised premises (including all exterior entrances and the inside and outside of all glass in the doors and windows and show window moldings) and all partitions, doors and window frames, fixtures, equipment and appurtenances thereto
         (including, but not limited to, all electrical plumbing fixtures, heating, air-conditioning and other mechanical' installations therein) in good order, condition, and normal repair at its own expense. In the event that the heating or air conditioning installation on the Premises require major repairs or entire replacement, the costs of such repair or replacements shall be paid by Landlord.

         Landlord shall be responsible for the plowing of snow and control of ice in the parking lot; Tenant shall be responsible for the removal of snow and the control of ice on the sidewalks abutting the Premises. If Tenant refuses or neglects to repair property as required hereunder and to the reasonable satisfaction of Landlord as soon as reasonably possible after written demand, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof. Tenant shall pay Landlord's costs for making such repairs, upon presentation of bill therefor, as additional rent.

12.3. Landlord agrees to hard surface, mark, properly drain, adequately light and landscape the parking area, together with the necessary access roads. Landlord agrees to operate, manage, and maintain during the term of the Lease, and any extension thereof, the common areas including all parking areas, and roads in the Shopping Center. The manner in which such areas and facilities shall be maintained, and the expenditures therefor, shall be at the sole discretion of Landlord, commensurate with commonly accepted standards applicable to shopping centers in New England of a like size and nature including, but not limited to, the prompt removal of ice, snow and debris from the parking and loading areas of the Shopping Center, and the use of such areas and facilities shall be subject to such reasonable regulations as Landlord shall make from time to time.

         Landlord may at any time, expand, alter or close temporarily common areas to make repairs or changes and may do such other acts in and to common areas as in its reasonable judgment may be desirable, so long as such actions do not result in (a) a reduction in the total number of Shopping Center parking spaces by more than ten (10%) percent; nor (b) material interference with access to or visibility of the Premises, including but not limited to a change in traffic flow affecting the drive-up teller area described in Exhibit A-1, or otherwise with the operation of Tenant's business in the Premises in the normal course.

         Tenant agrees to pay, upon demand, but not more often than once each calendar month, in addition to rent. Tenant's proportionate share, being one sixth, of all the reasonable and necessary costs and expenses of maintaining and operating the parking areas, and all other common areas. Such operating and maintenance costs ("CAM Charges") shall include all costs and expenses of operating and maintaining such areas and facilities in such manner as Landlord may from time to time reasonably deem appropriate and for the best_ interests of the tenants of the Shopping Center, including without limitation, providing private police protection, security patrol, or night watchmen for the Shopping Center, labor for landscaping, maintenance or snow removal, compensation insurance, payroll taxes, materials, supplies, and all other costs of operating, repairing, lighting, cleaning, sweeping, painting, removing of rubbish or debris, and all casualty and such other insurance in such amounts and covering hazards reasonably deemed appropriate by Landlord, and all costs other than those which are properly charged to capital account under generally accepted accounting principles, including replacement of paving and repaving of parking lot, curbs, walkways, remarking, directional or other signals, landscaping, drainage, and lighting facilities and the cost to Landlord of obtaining supervisory services for and maintaining the fire sprinkler system. There shall be excluded from CAM charges the cost of construction of improvements to such common areas which is properly chargeable to capital account and depreciation of the original cost of \ construction of such common areas, as well as general off-site overhead, initial construction and advertising expenses, real estate commissions, leasing salaries and expenses, and bonuses to employees. In the event that the Shopping Center is expanded, an appropriate adjustment shall be made in common area charges to include the expanded area.

12.4. Tenant's share of such costs and expenses of maintaining and operating such common areas may be reasonably estimated by Landlord subject to adjustment in future billing to Tenant. Such operating and maintenance costs shall be computed on an accrual basis under generally accepted accounting principles. On or before February 28 of each year. Landlord shall determine (and furnish to Tenant a statement showing in reasonable detail) the costs and expenses of maintaining such areas referred to in this subparagraph during the preceding year ending December 31". To the extent Tenant's proportionate share of such costs and expenses is greater or less than the sum actually billed to and paid by Tenant therefor, as the case may be, during said year, the difference shall be billed or refunded to Tenant, as the case may be. Tenant shall have the right upon fourteen (14) days notice, to review and copy all of the Landlord's applicable books and records with respect to operation the common areas. Landlord hereby agreeing to make available to Tenant such information in reasonable detail as may be reasonably necessary for Tenant to establish the accuracy and reasonableness of the CAM charges.

12.5. Should Landlord be notified during the Term of this lease or any extension thereto by any federal, state, city or municipal agency having proper jurisdiction of a requirement to make changes or alterations to bring the building containing the Premises or the Shopping Center property into compliance in response to changes in any of the aforementioned laws, codes, ordinances or requirements then, in that event, Landlord agrees to promptly make such changes or alterations required in a timely fashion, and include the cost of same in CAM charges, unless such requirement
         (s) for changes or alterations directly results from Tenant's use of the Leased Premises, in which event Tenant agrees to promptly make such required changes or alterations as aforesaid.

13.      RESERVED

14.      INSURANCE

14.1. Tenant agrees, at its own expense, to maintain in full force during the leased term a policy or policies of comprehensive liability insurance, including property damage, written by one or. more responsible insurance companies licensed to do business in Massachusetts, which will insure Tenant and Landlord (and such other persons, firms or corporations as are designated by Landlord) against liability for injury to persons and/or property and death of any person or persons occurring in or about the Premises. Each such policy shall be approved as to form and insurance company by Landlord. The liability under such insurance shall not be less than $300,000.00 for any one person injured or killed, and not less than $500,000.00 for any one accident and not less than $50,000.00 property damage. If, in the considered opinion of Landlord's insurance advisor, the amount of such coverage in not adequate. Tenant agrees to increase said coverage to such reasonable amounts as Landlord's advisor shall deem adequate. Tenant shall also maintain and keep in force plate glass insurance coverage on all exterior plate glass in the Premises. The insurance in this subparagraph provided may be covered by general policies covering all of Tenant's offices. Tenant shall provide Landlord with copies of certificates of all said policies including an endorsement which states that such insurance shall not be cancelled after thirty (30) days' notice in writing to Landlord.

14.2. Tenant agrees that it will at all times during the leased term maintain in force on all its fixtures and equipment in the premises a policy or policies of fire insurance with a standard extended coverage endorsement attached to the extent of at least eighty percent (80%) of their insurable value, the proceeds of which will, so long as this lease is in effect, be used for the repair or replacement of the fixtures and equipment so insured. It is understood that Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures, and will sign all documents necessary or proper in connection with the settlement of any claim of loss by Tenant. Tenant shall have the right, at its sole option, to self-insure its fixtures and equipment.

14.3.    Reserved.

14.4.1. In case the Premises shall be partially or totally destroyed by fire or other casualty insurable under full standard extended risk insurance as to become partially or totally untenantable, the same shall be repaired as speedily as possible at the expense of Landlord, unless Landlord shall not elect to rebuild as hereinafter provided, and (should there be a substantial interference with Tenant's business) a just and proportionate part of the fixed rent shall be abated until so repaired.

14.4.1.2.If less than fifty (50%) percent of the Premises shall be destroyed or damaged by fire or other casualty as to become wholly untenantable, then, in such event. Landlord must rebuild or put said building in good condition and fit for occupancy, within a reasonable time after such destruction or damage, unless Tenant releases in writing Landlord from such obligation.

14.4.1.3.If more than fifty (50%) percent of the Premises shall be destroyed or so damaged by fire, or other casualty insurable under full standard extended risk insurance, as to become wholly untenantable or in the event the Premises shall be partially or totally destroyed by a cause or casualty other than those covered by fire and extended coverage risk insurance then, in any such event. Landlord may, if it so elects, rebuild or put the Premises in good condition and fit for occupancy, within a reasonable time after such destruction or damage, or may give notice in writing terminating this lease as of a date not later than ninety (90) days after any such damage or destruction. If Landlord elects to repair or rebuild the Premises, it shall, within ninety (90) days after such injury, give the Tenant notice of its intention to repair and then to_ proceed with reasonable speed to make such repairs. Unless Landlord elects to terminate this lease, this Lease shall remain in full force and effect and the parties waive the provisions of any law to the contrary.

14.4.1.4.Landlord's obligation (should it elect or be obligated to repair or rebuild) shall be limited to the basic building, store front, and interior work and Tenant shall forthwith replace or fully repair all exterior signs, trade fixtures, equipment, display cases and other installations originally installed by Tenant at its expense.

14.4.1.5.In  addition  to the  insurance  which  Tenant is  required to maintain pursuant to Article 14 of this Lease, included within the terms of extensions of this Lease, Tenant shall pay to Landlord as additional rent one sixth of the total premium paid by Landlord for fire insurance (including the so-called "extended coverage endorsement") and comprehensive public liability upon Landlord's buildings and improvements in the Shopping Center. The amount of fire insurance to be maintained by Landlord shall be not less than eighty (80%) percent and not more than one hundred (100%) percent of the actual cash value of Landlord's buildings and improvements in the center as such value may exist from time to time.

15.      EMINENT DOMAIN

15.1. In the event of any taking for any public or quasi-public use by exercise of the right of eminent domain or by deed in lieu thereof between Landlord and those having the authority to exercise such right (hereinafter called "Taking") of the whole of the Premises then this Lease and the term hereof shall cease and expire as of the date of such Taking and the base rent under Exhibit B and any additional rent and all other charges paid for a period after such Taking shall be refunded to Tenant upon demand.

15.2. In the event of Taking of more than one-fifth (1/5) of the Premises or in the event of a Taking so as to prevent or substantially prevent adequate access to Premises, then Tenant may elect to terminate this Lease by giving notice of termination to Landlord on or before the date which is ninety (90) days after receipt by Tenant of notice that the Taking or denial or diminishing of access or termination of the Tenant's lease shall have occurred. Upon the date specified in such notice of termination this Lease and the term hereof shall cease and expire, and the base rent under Exhibit B and any additional rent and charges paid for a period after such date of termination shall be refunded to Tenant upon demand.

15.3. If this Lease is not terminated or if Tenant does not elect to terminate this Lease as aforesaid then the award or payment for the Taking shall be paid to and used by Landlord for restoration as hereinafter- set forth and Landlord shall promptly commence and with due diligence continue to restore the Premises remaining after the Taking to substantially the same condition and tenantability as existed immediately preceding the Taking. During the period of any restoration, the base rent under Exhibit B, additional rent, and other charges shall be abated justly and equitably. Nothing herein contained shall be deemed or construed to prevent either Landlord or Tenant from enforcing and prosecuting a claim for the value of its respective interest in any condemnation proceedings.

15.4. Tenant's right to recover damages in case of any Taking, shall not be affected, prejudiced, restricted or limited whether or not this Lease has been terminated because of such Taking or is subject to termination. Nothing herein contained shall prohibit Tenant (in addition to the foregoing) from interposing and prosecuting in any condemnation proceeding, independent of any claim of Landlord, claims for which the Tenant; may be entitled to recover.

16       MORTGAGES

16.1. This Lease shall be subject and subordinate in all respects to the first mortgage granted by Landlord to Ipswich Savings Bank. Except for such encumbrance, this Lease shall be subject and subordinate in all respects to all mortgages to recognized lending institutions which may hereafter affect the Premises and each and every of the advances which have heretofore been made or which may hereafter be made thereunder, and to all renewals, modifications, consolidations, replacements and extensions thereof, provided that the holder of any such mortgage delivers to Tenant a written agreement in recordable form consenting to this Lease and agreeing that Tenant shall not be disturbed or canceled at any time, except in the event Landlord shall have the right to terminate this Lease under the terms and provisions 'set forth herein, and agreeing further that proceeds of insurance and taking awards be applied as provided for in this Lease. In confirmation of such subordination. Tenant shall execute promptly, without cost or charge, 8ny instruments or certificates that Landlord or any mortgagee may require.

16.2. Landlord shall make all payments required to be made under the provisions of any mortgage affecting the Premises in default of which Tenant shall have the right, but not the obligation, to cure any such default and to deduct the cost thereof from the base rent or additional rental or other charges becoming due under this Lease or to require the payment of such cost from Landlord upon demand.

17.      TENANT'S CONVENANTS

17.1. In addition to all other covenants and agreements of Tenant contained herein. Tenant hereby covenants with Landlord that Tenant during the said term and for such further time as it shall hold the Premises or any part thereof will save landlord harmless from all loss and damage occasioned by the use of water in or escape of water from the Premises or by the bursting or cracking of the water pipes, including the sprinkler system, if any, except for such loss or damage as is caused by the negligence of Landlord, its agents, employees, servants, or contractors or Landlord's failure to properly make repairs required to be made by Landlord hereunder; at the expiration of said term will surrender the Premises in the same condition as the Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and damage by unavoidable casualty excepted, and shall surrender all keys for the leased premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations on locks, safes, and vaults, if any, in the Premises; remove all of its trade fixtures, and any alterations or improvements before surrendering the Premises as aforesaid and shall repair any damage to the leased premises caused thereby (Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the terms of this Lease); will not commit any nuisance on the Premises; will not overload the Premises; will not carry on any business, trade or occupation upon the Premises or make any use thereof which shall be unlawful or offensive or contrary or any law or ordinance for the time being in force; will not do any act or thing upon the Premises which will make them uninsurable against fire or which is liable to increase the premium for fire insurance on the Premises over the normal premium at the time in question for the stipulated use of the Premises, and if such premiums are increased. Tenant shall pay the amount of such increase; and will keep the Premises equipped with all safety appliances required by law or ordinance, or any order or regulation of any public authority because of the use made of the Premises; except only for the structures on the Premises, repairs to which are to be made by Landlord, will make all repairs, alterations, and replacements so required; will procure any authorizations or licenses required for Tenant's use or repair of the Premises; that Landlord or its agents may during the term during normal business hours and with Tenant's prior approval which approval Tenant agrees not to unreasonably withhold or delay (or at any time in the event of an emergency) enter to view the Premises and make repairs or improvements, but Landlord will not be required to do so, except as otherwise expressly provided in this Lease; and Landlord may show Premises to others at mutually agreeable times during normal business hours, and at any time during normal business hours within one hundred eighty (180) days before the expiration of the term (as the same may be extended), may affix to any suitable part of the exterior of the Premises a notice of reasonable size for letting or selling the Premises and keep the same as affixed without molestation by Tenant.

18.      TENANT'S DEFAULT

18.1. If any sum or sums due as rent or additional rent as herein provided and set forth or any part thereof shall be unpaid for a period of fourteen (14) days after written notice of such default has been given by Landlord to Tenant, or if Tenant shall violate or be in default in its observances or performance of any of its covenants herein contained, except default in the payment of base rent or additional rent, and shall have failed to take and prosecute appropriate steps to remedy such breach or default within twenty (20) days after written notice of such breach or default has been given by Landlord to Tenant, or if the estate hereby created shall be taken on execution or other process of law and shall not be redeemed for_ twenty (20) days after Landlord shall have given Tenant written notice of such taking, or if Tenant be declared bankrupt or insolvent according to law, or if any assignment shall be made of its property for the benefit of creditors, then, and in each of the said cases (after the expiration of the aforesaid fourteen (14) day or twenty (20) day period if applicable), Landlord lawfully may (notwithstanding any waiver of any former breach of covenant or waiver of the benefit hereof or consent in a former instance) immediately or at any time thereafter while such default or other stipulation aforesaid continues and without further demand or notice enter into and upon the Premises or any part thereof in the name of the whole and repossess the same as of its former estate and expel Tenant and those claiming through or under it and remove its effects (forcibly if necessary) without being deemed guilty of any manner to trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant, and upon entry as aforesaid this Lease shall terminate and Tenant covenants that in case of such termination under the provisions of statute by reason of the default of Tenant,

         Tenant will forthwith pay Landlord as damages a sum equal to the amount by which the base- rent, additional rent, and other payments called for hereunder of the remainder of the original term or of any extensions thereof, and, in addition thereto, will during the remainder of the original term and of any extensions thereof pay to Landlord on the last day of each calendar month the difference, if any, between rental which would have been due for such month had there been no such termination and the sum of the amount being received by Landlord as rent from occupants of the Premises, if any, and the applicable pro rated amount of the damages previously paid to Landlord, Landlord hereby agreeing to use reasonable efforts to minimize damages.

19.      USE AND OCCUPANCY

19.1. The Premises may be used and occupied for a bank, including a drive-up teller area, general business purposes, and general office purposes, provided any such use is permitted under applicable Federal, state and municipal laws and regulations.

20.      SIGNS

20.1. Tenant shall have the right to install, maintain and replace, at its own cost and expense, after the prior written consent of Landlord in each instance, such signs on the Premises and in common areas such as driveways, parking areas and sidewalks as it determines, provided the same shall be in compliance with all laws, orders, rules and
         regulations  of  all  governmental   authorities  having   jurisdiction
         thereof.

21.      NOTICES

21.1. Every notice, approval, consent or other communication authorized or required by this Lease shall not be effective unless in writing and sent by United States registered or certified mail, return receipt requested, directed, if to Tenant to the address listed below; and if to Landlord at the address listed herein or such other address as either party may designate by notice from time to time.

                       Landlord:     Five Jays Realty Trust
                                         P.O. Box 756
                                       Rowley, MA 01969

                        Tenant:      Ipswich Savings Bank, Attn: President
                                        23 Market Street

                                       Ipswich, MA  01938

22.  WAIVER

22.1. One or more waivers of any covenant or condition by Landlord or Tenant shall not be construed. 3.3 a waiver of a subsequent breach of the same or any other covenant or condition, and the consent or approval by Landlord requiring the other party's consent or approval to or of any similar subsequent act. The failure of either party to seek redress for violation of, or to insist upon strict performance of, any term, covenant or condition in this Lease shall not prevent a similar subsequent act from constituting a default under this Lease.

23.      INVALIDITY OF CERTAIN PROVISIONS

23.1. If any provision of this Lease shall be invalid or unenforceable, the remainder of the provisions of this Lease shall not be affected thereby and each and every provision of this Lease shall be enforceable to the fullest extent permitted by law.

24.      LANDLORD'S INTEREST

24.1. Landlord reserves the right to assign or transfer any and all of its rights, title and interest under this Lease, including but not limited to the benefit of all covenants of the Tenant hereunder. Notwithstanding anything contained in this Lease to the contrary, it is specifically understood and agreed that the obligations imposed upon Landlord hereunder shall be binding upon Landlord and Landlord's successors in interest only with respect to breaches occurring during Landlord's successors' respective ownership of Landlord's interest hereunder, and Landlord and its said successors in interest shall not be liable for acts and occurrences arising from and after the transfer of their interest as Landlord hereunder.

24.2. If all or any part of Landlord's interest in this Lease shall be held by a trust at any time or times, no trustee, shareholder or beneficiary of said trust shall be personally liable for any of the covenants or agreements, express or implied, hereunder; the Landlord's covenants and agreements shall be binding upon the trustees of said trust as trustee, as aforesaid, and not individually and shall be binding upon the trust estate. Nothing contained in the foregoing shall limit or restrict Tenant's rights to obtain injunctive relief against Landlord.

25.      INDEMNIFICATION

25.1. Tenant and Landlord agree to indemnify and defend each other against, and to save each other harmless from, any and all claims of whatever nature for injury or damage to persons or property in or about the Premises caused by their respective negligence or intentional conduct or by the negligence or intentional conduct of their respective employees, agents or contractors.

26.      NOTICE OF LEASE

26.1 Tenant and Landlord agree to execute a Notice of Lease, setting forth the essential elements of this lease, to be recorded in the Essex South District Registry of Deeds.

27.      NET LEASE

27.1. It is understood and agreed that Tenant, during the term hereof, is to do all things and make all payments connected with the Premises or arising out of any occupation of the Premises or any part thereof or its appurtenances, except as otherwise expressly provided in this Lease, and under no condition or contingency is Landlord to be called upon to do or perform any act or action or be subject to any liability or responsibility or to make any payments with respect to the Premises or any part thereof, except as otherwise expressly provided in this Lease, all so that this Lease shall yield net to Landlord the rent specified in this Lease, except as otherwise expressly provided in this Lease.

         WITNESS the execution hereof under seal the day and year first written above.

                                FIVE JAYS REALTY TRUST
                                By:

                                /s/ LOUIS J. GALANIS
                                ----------------------------------------
                                LOUIS J. GALANIS, Trustee



                                IPSWICH SAVINGS BANK
                                By:

                                /s/ David L. Grey

                                ---------------------------------------
                                Its: President, not individually

                                     ----------------------------------

                                    EXHIBIT A

                             DESCRIPTION OF PREMISES

A certain parcel of land with the buildings thereon, bounded and described as follows:

Beginning at the Westerly corner by Haverhill Street at a nail in a stump, thence running N 24 03' 47" E, 511.17 feet, by land now or formerly of the Town of Rowley, to an iron pipe;

Thence running S 67 39' 46" E, 270.6 feet, more or less, by land now or formerly of Thomas Warren, to the middle of a stream;

Thence running by the thread of the stream and by land now or formerly of said Warren, Southeasterly, about 86 feet more or less, to the Newburyport Turnpike;

Thence running by the State Highway layout line of the Newburyport Turnpike S 26 29' 48" W, 410.5 feet more or less, to a Massachusetts Highway bound point;

Thence running on the curve of Newburyport Turnpike and Haverhill Street, 115.77 feet, to a Massachusetts Highway bound point on Haverhill Street; and

Thence running by Haverhill Street, N 63 14' 19" W, 248.63 feet, to the point of beginning.

Said parcel containing 3.74 acres, more or less.

Being the same premises shown on "Plan of Land in Rowley, Mass. Owned by Five Jays Realty Trust, Scale I" = 40', January 7, 1985, H.P.E. Associates, Consulting Engineers, 21 Gregg Street, Beverly, Mass.", recorded in the Essex South District Registry of Deeds with the deed referred to below.

The above description is intended to describe the land shown as "Area = 162,900+/- S. F. (3.74+/-acres)" upon said Plan, and in the event of any discrepancies the plan shall control.

For title reference see the deed of Andrew J. Galanis, et al, dated January II, 1985, recorded in said Registry, Book 7635, Page 299.

                                    EXHIBIT B

                                  RENT PAYMENTS

         The annual rent for each of the first five years of the original term of this Lease due from Tenant to Landlord shall be as follows, payable in advance in equal monthly installments on the first day of each month during the term of this Lease:

           Annual Rent                       Monthly Installments

           $41,250.00                              $3,437.50

                                    EXHIBIT C

                            TERMS OF EXTENSION OPTION

         Each extension period resulting from the exercise of an option contained in Article 5 shall be upon the same terms and conditions as the original term of the Lease, except for the annual rent which will be determined as follows:

A.       First Extension Period (August 1, 2005, to July 31, 2010)

         The annual rent during the first extension period shall be obtained by increasing the annual rent reserved during the initial term to reflect the increases in the cost of living between August 1, 2000, and July 31(degree)", 2005. However, in no event shall the total rent increase for the first extension period exceed twenty (20%) percent of the rent charged during the initial term.

         The percentage of increase in the cost of living during the aforesaid period shall be determined by the Consumer Price Index, All Urban Consumers (CPI-U), Boston-Brockton-Nashua (original base 1982-84 = 100).

         The annual rent for the first extended term shall be computed as follows:

         The initial rent of $41,250.00 shall be multiplied by the percentage by which the cost of living increased between August 1, 2000, and July 31, 2005, to arrive at the cost of living increase. The cost of living increase shall be added to the initial annual rent before adjustment ($41,250.00) to obtain the annual rent after adjustment. However, in no event shall the annual rent after adjustment exceed $49,500.00. The annual rent after adjustment shall be payable in equal monthly installments on the first day of each month, in advance, the first such payment to be made on or before August 1, 2001.

B.       Second Extension Period (August 1, 2010, to July 31, 2015)

         The annual rent during the second extension period shall be obtained by increasing the annual rent reserved during the first extended term to reflect the increases in the cost of living between August 1, 2005, and July 31, 2010. However, in no event shall the total rent increase for the second extended term exceed